PRECIDIAN ETFs TRUST

Anheuser-Busch InBev SA/NV ADRhedged™ (BUDH)

AstraZeneca PLC ADRhedged™ (AZNH)
Banco Santander S.A. ADRhedged™ (SANH)

BP p.l.c. ADRhedged™ (BPH)

British American Tobacco p.l.c. ADRhedged™ (BTIH)

Diageo plc ADRhedged™ (DEOH)

GSK plc ADRhedged™ (GSKH)

HSBC Holdings plc ADRhedged™ (HSBH)

Mitsubishi UFJ Financial Group, Inc. ADRhedged™ (MUFH)

Novartis AG ADRhedged™ (NVSH)

Novo Nordisk A/S (B Shares) ADRhedged™ (NVOH)

Shell plc ADRhedged™ (SHEH)

Sanofi ADRhedged™ (SNYH)

SAP SE ADRhedged™ (SAPH)

TotalEnergies SE ADRhedged™ (TTEH)

Toyota Motor Corporation ADRhedged™ (TMH)

Vodafone Group Plc ADRhedged™ (VODH)

(the “Series”)

Supplement dated April 16, 2025
To the Prospectus and Statement of Additional Information (“SAI”)
dated September 20, 2024
(as may be supplemented from time to time)

Effective April 23, 2025, the Series will be listed on the NYSE Arca as the principal listing exchange. Accordingly, any and all references to Cboe BZX Exchange, Inc. in the Series Prospectus and SAI are hereby deleted and replaced with NYSE Arca.

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If you have questions or need assistance, please contact your financial advisor directly or the Series toll-free at 844-954-5333.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the U.S. Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling the Series toll-free at 844-954-5333.